Exhibit 10.1

FIFTH AMENDMENT

TO

SENIOR REVOLVING CREDIT AGREEMENT

DATED AS OF JUNE 11, 2013

AMONG

HALCÓN RESOURCES CORPORATION,
AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT,

WELLS FARGO BANK, N.A.
AS SYNDICATION AGENT,

BANK OF MONTREAL,
AS DOCUMENTATION AGENT,

AND

THE LENDERS PARTY HERETO

SOLE LEAD ARRANGER

 J. P. MORGAN SECURITIES LLC

JOINT BOOKRUNNERS

J. P. MORGAN SECURITIES LLC AND WELLS FARGO SECURITIES, LLC

FIFTH AMENDMENT
TO SENIOR REVOLVING CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO SENIOR REVOLVING CREDIT AGREEMENT (this “Fifth Amendment”) dated as of June 11, 2013 is among HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), each of the undersigned lenders party to the Credit Agreement referred to below, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), Wells Fargo Bank, N.A., as syndication agent for the Lenders and Bank of Montreal, as documentation agent for the Lenders.

R E C I T A L S

A.                                    The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto, are parties to that certain Senior Revolving Credit Agreement dated as of February 8, 2012 (as amended by the First Amendment dated July 31, 2012, the Second Amendment dated January 25, 2013, the Third Amendment dated April 26, 2013, the Fourth Amendment dated May 8, 2013, and as may be further amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B.                                    The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed (i) to amend certain provisions of the Credit Agreement and (ii) to waive certain restrictions of the Credit Agreement.

C.                                    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Fifth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fifth Amendment.  Unless otherwise indicated, all section references in this Fifth Amendment refer to sections of the Credit Agreement.

Section 2.                                           Amendment to Credit Agreement.  Section 9.04(a) of the Credit Agreement is amended, effective as of the Fifth Amendment Effective Date, by deleting the word “and” immediately prior to clause (v) and inserting at the end of such Section the following:  “, and (vi) the Borrower may (a) declare and pay in respect of preferred Equity Interests (which are not Disqualified Capital Stock) regularly scheduled dividends in cash or additional Equity Interests (which are not Disqualified Capital Stock) as and when the same accrue and are payable at the stated dividend rate, (b) issue Equity Interests (which are not Disqualified Capital Stock) in connection with a conversion of such preferred Equity Interests into other Equity Interests, and (c) make cash payments in lieu of fractional shares in connection with any such conversion of preferred Equity Interests”.

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Section 3.                                           Waiver.  The Borrower has informed the Administrative Agent of a potential violation of the requirements of Section 9.01(b) of the Credit Agreement with regard to the Borrower’s Current Ratio as of the last day of the fiscal quarter ending June 30, 2013.  The Borrower has requested, and the Majority Lenders hereby consent to a one time waiver of the restrictions of Section 9.01(b) of the Credit Agreement with regard to the Borrower’s Current Ratio as of the last day of the fiscal quarter ending June 30, 2013.

Neither the execution by the Administrative Agent or the Lenders of this Fifth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any other defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision waived hereunder (collectively “Other Violations”).  Similarly, nothing contained in this Fifth Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, or (ii) except as expressly provided for herein, (a) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument or (b) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this Fifth Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

Section 4.                                           Conditions Precedent.  This Fifth Amendment shall become effective on the date when the Administrative Agent shall have received a counterpart of this Fifth Amendment signed by the Borrower, the Lenders constituting the Majority Lenders and each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (such date, the “Fifth Amendment Effective Date”):

At the time of and immediately after giving effect to this Fifth Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.                                           Miscellaneous.

5.1                               Confirmation.  The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment.

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5.2                               Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Fifth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date; (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3                               Loan Document.  This Fifth Amendment is a Loan Document.

5.4                               Counterparts.  This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Fifth Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

5.5                               NO ORAL AGREEMENT.  THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6                               GOVERNING LAW.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.7                               Severability.  Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8                               Successors and Assigns.  This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN ENERGY HOLDINGS, LLC
HALCÓN GULF STATES, LLC
HALCÓN OPERATING CO., INC.
HRC ENERGY RESOURCES (WV), INC.
HRC ENERGY LOUISIANA, LLC
HRC PRODUCTION COMPANY
HALCÓN FIELD SERVICES, LLC
HALCÓN LOUISIANA OPERATING, L.P.
HRC ENERGY, LLC
HRC OPERATING, LLC
SOUTHERN BAY ENERGY, LLC
HK ENERGY OPERATING, LLC
HK LOUISIANA OPERATING, LLC
HK OIL & GAS, LLC
HALCÓN WILLISTON I, LLC
HALCÓN WILLISTON II, LLC

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer, for and on behalf of each of the foregoing Guarantors

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ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

	By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Authorized Officer

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LENDER:	WELLS FARGO BANK, N.A.,
as Lender

	By:	/s/ Todd Fogle
Name: Todd Fogle
Title: Vice President

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LENDER:	BMO HARRIS FINANCING, INC.,
as Lender

	By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Director

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LENDER:	BARCLAYS BANK PLC,
as Lender

	By:	/s/ Sreedhar R. Kona
		Name:	Sreedhar R. Kona
		Title:	Vice President

SIGNATURE PAGE — FIFTH AMENDMENT

LENDER:	SUNTRUST BANK,
as Lender

	By:	/s/ Shannon Juhan
		Name:	Shannon Juhan
		Title:	Vice President

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LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

	By:	/s/ Victor Ponce de León
		Name:	Victor Ponce de León
		Title:	Vice President

SIGNATURE PAGE — FIFTH AMENDMENT

LENDER:	GOLDMAN SACHS BANK USA,
as Lender

	By:	/s/ Michelle Latzoni
		Name:	Michelle Latzoni
		Title:	Authorized Signatory

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LENDER:	ROYAL BANK OF CANADA,
as Lender

	By:	/s/ Jay t. Sartain
		Name:	Jay t. Sartain
		Title:	Authorized Signatory

SIGNATURE PAGE — FIFTH AMENDMENT

LENDER:	BANK OF AMERICA, N.A.,
as Lender

	By:	/s/ Adam H. Fey
		Name:	Adam H. Fey
		Title:	Director

SIGNATURE PAGE — FIFTH AMENDMENT

LENDER:	THE ROYAL BANK OF SCOTLAND PLC,
as Lender

	By:	/s/ Sanjay Remond
		Name:	Sanjay Remond
		Title:	Director

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LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

	By:	/s/ Vipul Dhadda
		Name:	Vipul Dhadda
		Title:	Authorized Signatory

	By:	/s/ Michael Spaight
		Name:	Michael Spaight
		Title:	Authorized Signatory

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LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Lender

	By:	/s/ Sharada Manne
		Name:	Sharada Manne
		Title:	Managing Director

	By:	/s/ David Gurghigian
		Name:	David Gurghigian
		Title:	Managing Director

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LENDER:	NATIXIS,
as Lender

	By:	/s/ Timothy L. Polvado
		Name:	Timothy L. Polvado
		Title:	Managing Director

	By:	/s/ Stuart Murray
		Name:	Stuart Murray
		Title:	Managing Director

SIGNATURE PAGE — FIFTH AMENDMENT

LENDER:	ING CAPITAL LLC,
as Lender

	By:	/s/ Juli Bieser
		Name:	Juli Bieser
		Title:	Director

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LENDER:	COMERICA BANK,
as Lender

	By:	/s/ Brenton Bellany
		Name:	Brenton Bellany
		Title:	Assistant Vice President

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LENDER:	DEUTSCHE BANK TRUST COMPANY OF AMERICAS,
as Lender

	By:	/s/ Marcus M. Tarkington
		Name:	Marcus M. Tarkington
		Title:	Director

	By:	/s/ Michael Getz
		Name:	Michael Getz
		Title:	Vice President

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LENDER:	THE BANK OF NOVA SCOTIA,
as Lender

	By:	/s/ Mark Sparrow
		Name:	Mark Sparrow
		Title:	Director

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LENDER:	KEYBANK NATIONAL ASSOCIATION
as Lender

	By:	/s/ Joseph Scott
		Name:	Joseph Scott
		Title:	Senior Vice President

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